EXHIBIT 10.19
                                                                   -------------




                              ASSUMPTION AGREEMENT
                              --------------------

         THIS ASSUMPTION AGREEMENT (the "Agreement") is entered into effective as of the 4th day of January, 2002, by and between ONWARD, L.L.C., an Oklahoma limited liability company (the "Seller"); PALWEB CORPORATION, a Delaware corporation (the "Purchaser"); PAUL A. KRUGER, an individual (the "Guarantor"); and TEXAS CAPITAL BANK, a national banking association (the "Lender").

                                R E C I T A L S:

         A. Seller and Lender entered into a certain Loan Agreement dated December 8, 1999 (the "Loan Agreement").

         B. Pursuant to the Loan Agreement, Lender is the holder of a certain Term Note dated December 8, 1999, in the original principal sum of $900,000.00 (the "Note"), executed by the Seller in favor of the Lender.

         C. The Note is secured by: (i) a certain Deed of Trust, Assignment, Security Agreement and Financing Statement dated December 8, 1999 (the "Deed of Trust") covering the property described on Exhibit "A" attached hereto and incorporated herein by this reference (the "Property"), executed by the Seller in favor of the Lender and recorded on May 31, 2000, in Volume 2000107, at Page 3034 of the records of Dallas County, Texas; and (ii) a certain Guaranty Agreement dated December 8, 1999 (the "Guaranty Agreement"), executed by the Guarantor in favor of the Lender.

         D. The Purchaser has acquired the Property and desires, by this Agreement, to evidence its agreement to assume and pay all sums due under the Loan Agreement, Note and Deed of Trust (hereafter, the "Loan Documents"), and to perform all obligations expressed therein.

         E. Lender desires to consent to the Purchaser's assumption of the Loan Documents.

                              A G R E E M E N T S:

         NOW, THEREFORE, in consideration of the agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. ASSUMPTION. The Purchaser hereby assumes and agrees to pay all sums payable under the Loan Documents. The Purchaser further covenants, promises and agrees to perform all of the covenants, agreements and obligations contained therein to be performed by the Seller, at the time, in the manner and in all other respects as therein provided, and to be bound thereby. Purchaser acknowledges and agrees that the principal amount of the indebtedness evidenced by the Note, together with accrued interest thereon, as of the date of this Agreement, is $813,255.18.

         2. MORTGAGE LIEN. The Purchaser hereby acknowledges and agrees that the Deed of Trust imposes a valid first lien on the Property, that the execution of this Agreement will not impair the lien of the Deed of Trust or any other instrument securing payment of the Note, and that such liens shall continue in full force and effect until the indebtedness evidenced by the Note, and any amendment, renewal, consolidation, modification and/or replacement thereof, is paid in full or otherwise satisfied.

         3. CONSENT BY LENDER. The Lender hereby consents to the conveyance of the Property by the Seller to the Purchaser and to the Purchaser's assumption of the Loan Documents.

         4. NO RELEASE. Nothing contained in this Agreement shall constitute a release or discharge of the Seller from its obligations under the Loan Documents, or of the Guarantor from his obligations under the Guaranty Agreement.

         5. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to the matters set forth herein and, except for this Agreement, there are no other agreements or instruments affecting or relating to any of the Loan Documents and/or Guaranty Agreement which will be binding on the parties.

         6. FURTHER ASSURANCES. The Purchaser shall provide such other documents and execute such other instruments as Lender may reasonably require to further evidence the Purchaser's assumption of the Loan Documents.

         7. BINDING EFFECT. This Agreement shall be binding upon the parties hereto and their respective heirs, administrators, representatives, trustees, successors and assigns.

              IN WITNESS WHEREOF, this instrument is executed effective as of the date first above written.

"SELLER" ONWARD, L.L.C., an Oklahoma limited liability company


                                  By: /s/ Paul A. Kruger
                                      ------------------------------
                                      Paul A. Kruger, Manager

"PURCHASER"                       PALWEB CORPORATION, a Delaware corporation


                                  By: /s/ Paul A. Kruger
                                      ------------------------------
                                      Paul A. Kruger, President


"GUARANTOR"                           /s/ Paul A. Kruger
                                      ------------------------------
                                      Paul A. Kruger, an individual


"LENDER"                          TEXAS CAPITAL BANK, a national banking
                                  association


                                  By:
                                      -------------------------------------
                                      W. Reed Allton, Senior Vice President


                                 ACKNOWLEDGMENTS

STATE OF OKLAHOMA          )
                           )     SS:
COUNTY OF CLEVELAND        )


        The foregoing instrument was acknowledged before me on January __, 2002, by Paul A. Kruger, as Manager, on behalf of Onward, L.L.C., an Oklahoma limited liability company.


                                      ______________________________
                                      Notary Public

My Commission Expires:

--------------------
(SEAL)

STATE OF OKLAHOMA          )
                           )        SS:
COUNTY OF CLEVELAND        )

        The foregoing instrument was acknowledged before me on January __, 2002, by Paul A. Kruger, as President, on behalf of PalWeb Corporation, a Delaware corporation.


                                      ______________________________
                                      Notary Public

My Commission Expires:

----------------------
(SEAL)






STATE OF OKLAHOMA          )
                           )        SS:
COUNTY OF CLEVELAND        )

        The foregoing instrument was acknowledged before me on January __, 2002, by Paul A. Kruger, an individual.




                                      ______________________________
                                      Notary Public

My Commission Expires:

----------------------
(SEAL)

STATE OF TEXAS         )
                       )     SS:
COUNTY OF DALLAS       )

        The foregoing instrument was acknowledged before me on January __, 2002, by W. Reed Allton, as Senior Vice President, on behalf of Texas Capital Bank, a national banking association.


                                      ______________________________
                                      Notary Public

My Commission Expires:

----------------------
(SEAL)

                                   EXHIBIT "A"
                                   -----------

                          Legal Description of Property

BEING a tract of land in the City of Dallas, Texas, in the Wm. Coombs Survey Abstract No. 290, and being part of Block 26 through 31 in City Block 7263, according to the plat of West Dallas recorded in Volume 106, Page 170, of the Deed Records of Dallas County, Texas, and being a part of a tract of land conveyed to Wyatt Metal and Boiler Works by Texas Northern Railroad Company, dated November 7, 1919, and recorded in Volume 799, Page 571, of the Deed Records of Dallas County, Texas, and part of two tracts of land conveyed to Wyatt Metal and Boiler Works by Gulf Colorado, and Santa Fe Railroad Company, dated August 28, 1948, and recorded in Volume 3089, Page 321 and 327, of the Deed Records of Dallas County, Texas, and being more particularly described as follows:

BEGINNING at a 3/8 inch iron rod set for corner at the Northeast Intersection of the North line of West Commerce Street, with the East line of Vilbig Road, said point being the Southwest corner of City Block 31/7263;

THENCE North 0 degrees 06 minutes 19 seconds West, with the East line of said Vilbig Road, a distance of 313.88 feet to a 3/8 inch iron rod set for corner;

THENCE in a Easterly direction with the North line of a tract of land conveyed to Wyatt Metal and Boiler Works in deed filed in Volume 3089, Page 326, and Volume 3089, Page 321, of the Deed Records of Dallas County, Texas, and the following course and distances;

         Southeasterly direction with a curve to the right having a radius of 1091.34 feet, an angle of 02 degrees 56 minutes 25 seconds, a distance of 56.0 feet to a 3/8 inch iron rod set for corner;

         South 80 degrees 55 minutes 26 seconds East, a distance of 750.50 feet to a 3/8 inch iron rod set for corner in a curve to the left having a radius of 3028.19 feet, an angle of 02 degrees 05 minutes 10 seconds, a distance of 110.25 feet, to a 1/2 inch iron rod found for corner;

THENCE South 0 degrees 03 minutes 32 seconds East, 174.17 feet to a 1/2 inch iron rod found for corner in the North line of West Commerce Street;

THENCE North 89 degrees 52 minutes 26 seconds West, 905.30 feet to the POINT OF BEGINNING and containing 220,922.916 square feet or 5.072 acres of land.